UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

Echo Healthcare Acquisition Corp. (the “Company”) announced at its special meeting of stockholders resumed on December 28, 2007 that it would temporarily adjourn the meeting to allow voters additional time to consider the proposed merger with XLNT Veterinary Care, Inc. and the related matters set forth in the proxy statement/prospectus and supplement thereto previously mailed to the Company’s stockholders.  The special meeting has been temporarily adjourned and will resume on Friday, January 4, 2008 at 10:00 a.m., New York time, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York 10173.  A copy of the press release for such announcement is attached to this Report as Exhibit 99.1, which is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit 99.1	Press Release, dated December 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP. (Registrant)

By:	/s/ Joel Kanter
Joel Kanter
President

Date: December 28, 2007